SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report  (Date of earliest event reported)           December 31, 2000
                                                            -----------------


                         Glas-Aire Industries Group Ltd.
             (Exact name of registrant as specified in its charter)


           Nevada                    1-14244                     84-1214736
----------------------------    ----------------------       ------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
 of incorporation)                                          Identification No.)


3137 Grandview Highway, Vancouver, B.C., Canada                   V5M 2E9
-----------------------------------------------                 ------------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 604-435-8801
                                                    -------------

                                 Not Applicable
                                 --------------

         (Former name or former address, if changed since last report.)




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Item 8. Change in Fiscal Year
-----------------------------

     Glas-Aire Industries Group Ltd. has decided to change its fiscal year end from January 31, 2001 to December 31, 2000. Accordingly, the company's quarters will each be comprised of three calendar months ending March 31, June 30, September 30, and December 31. Due to the relative proximity of the new fiscal year and quarter ending dates with the old dates, no restatements will be required. The first SEC report affected by this change will be the 10-Q Report for the first quarter of 2001 ending on March 31, 2001.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REGISTRANT:

Date:  February 15, 2001                  GLAS-AIRE INDUSTRIES GROUP LTD.



                                          By: /s/  Alex Y. W. Ding
                                              ----------------------------------
                                                 Alex Y. W. Ding, President